REGISTRATION STATEMENT NO.333-101778
                                                                       811-21262


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 5

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 6

                                 --------------

               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                                 --------------

                                  One Cityplace
                        Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

                                 --------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[N/A]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[N/A]  on ________________ pursuant to paragraph (b) of Rule 485.

[N/A]  __ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ X ]  on January 28, 2005 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[N/A] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  FILING NOTE:

This Post-Effective Amendment No. 5 incorporates herein by reference Part A - Prospectus Portfolio Architect Plus and Part B - Statement of Additional Information from Post-Effective Amendment No. 3 filed on April 23, 2004. A supplement to the prospectus is filed herewith. This post-effective amendment does not supercede any previous post-effective amendments in connection with other prospectuses filed pursuant to this Registration Statement.

                    SUPPLEMENT DATED JANUARY 28, 2005 TO THE
                            PORTFOLIO ARCHITECT PLUS
                      ANNUITY PROSPECTUS DATED MAY 3, 2004

The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectus. Please retain this supplement and keep it with the prospectus for future reference.

IN THE "SUMMARY" SECTION, UNDER THE SUBSECTION "WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT?", THE FIFTH PARAGRAPH IS DELETED AND REPLACED WITH THE
FOLLOWING:

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted annually from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

IN THE "SUMMARY" SECTION, UNDER THE SUBSECTION "ARE THERE ANY ADDITIONAL FEATURES?", THE EIGHTH PARAGRAPH IS DELETED AND REPLACED WITH THE FOLLOWING:

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

IN THE "FEE TABLE" SECTION,THE SUB-SECTION "ANNUAL SEPARATE ACCOUNT CHARGES", IS REPLACED WITH THE FOLLOWING:

ANNUAL SEPARATE ACCOUNT CHARGES:
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% charge for GMWB I, a 0.50% charge for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                           STANDARD      STEP-UP      ROLL-UP
                                             DEATH        DEATH        DEATH
                                            BENEFIT      BENEFIT      BENEFIT
----------------------                      -------      -------      --------
Mortality and Expense Risk Charge            1.40%        1.55%        1.75%
Administrative Expense Charge                0.15%        0.15%        0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH NO OPTIONAL FEATURES SELECTED           1.55%        1.70%        1.90%
Optional E.S.P. Charge                       0.20%        0.20%        0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH E.S.P. ONLY SELECTED                    1.75%        1.90%        2.10%
Optional GMAB Charge                         0.50%        0.50%        0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH GMAB ONLY SELECTED                      2.05%        2.20%        2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH E.S.P. AND GMAB SELECTED(5)             2.25%        2.40%        2.60%
Optional GMWB I Charge                       0.40%(6)     0.40%(6)     0.40%(6)
Optional GMWB II Charge                      0.50%(6)     0.50%(6)     0.50%(6)
Optional GMWB III Charge                     0.25%        0.25%        0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH GMWB I ONLY SELECTED                    1.95%        2.10%        2.30%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH GMWB II ONLY SELECTED                   2.05%        2.20%        2.40%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH GMWB III ONLY SELECTED                  1.80%        1.95%        2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH E.S.P. AND GMWB I SELECTED              2.15%        2.30%        2.50%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH E.S.P. AND GMWB II SELECTED             2.25%        2.40%        2.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH E.S.P. AND GMWB III SELECTED            2.00%        2.15%        2.35%

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(5)  GMAB and GMWB cannot both be elected.

(6)  The maximum charge for GMWB I and GMWB II is 1.00%.


IN THE "EXAMPLES" SECTION, THE PARAGRAPH ENTITLED "EXAMPLE 1" IS DELETED AND REPLACED WITH THE FOLLOWING:

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit, and the Guaranteed Minimum Withdrawal Benefit ("GMWB I") (assuming the current 0.40% charge applies).

IN THE "EXAMPLES" SECTION, THE FOLLOWING EXAMPLE TABLES ARE ADDED:

EXAMPLE 4 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II ("GMWB II") (assuming the current 0.50% charge applies).

                                               IF CONTRACT IS SURRENDERED           IF CONTRACT IS NOT SURRENDERED OR
                                               AT THE END OF PERIOD SHOWN         ANNUITIZED AT THE END OF PERIOD SHOWN
                                         --------------------------------------- ----------------------------------------
FUNDING OPTION                           1 YEAR   3 YEARS   5 YEARS    10 YEARS  1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------                         -------- --------- ---------  --------- -----------------------------  ---------
Underlying Fund with Maximum Total
   Annual Operating Expenses..........    1528      2933      4072       6552      728      2133       3472       6552
Underlying Fund with Minimum Total
   Annual Operating Expenses..........    1109      1744      2205       3372      309       944       1605       3372

EXAMPLE 5 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit III ("GMWB III") (assuming the current 0.25% charge applies).

                                               IF CONTRACT IS SURRENDERED           IF CONTRACT IS NOT SURRENDERED OR
                                               AT THE END OF PERIOD SHOWN         ANNUITIZED AT THE END OF PERIOD SHOWN
                                         --------------------------------------- ----------------------------------------
FUNDING OPTION                           1 YEAR   3 YEARS    5 YEARS   10 YEARS  1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------                         -------- --------- ---------- --------- -----------------------------  ---------

Underlying Fund with Maximum Total
   Annual Operating Expenses..........    1504      2868      3975       6408      704      2068       3375       6408
Underlying Fund with Minimum Total
   Annual Operating Expenses..........    1084      1670      2083       3136      284       870       1483       3136


IN THE "CHARGES AND DEDUCTIONS" SECTION, THE SUBSECTION "GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE" IS DELETED AND REPLACED WITH THE FOLLOWING:

If you elect to add a GMWB rider to your contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

THE SECTION ENTITLED "GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")" IS DELETED AND REPLACED WITH THE FOLLOWING:

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". GMWB II and GMWB III are available in most states on or after January 28, 2005. If GMWB II and GMWB III are not available in your state, or if you purchased your contract before January 28, 2005, then you may only elect GMWB I.

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. Your initial RBB does not include Purchase Payment Credits. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


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                                           GMWB I      GMWB II      GMWB III
--------------------------------------------------------------------------------
If you make your first withdrawal        5% of RBB    5% of RBB    5% of RBB
BEFORE the 3rd anniversary after
you purchase GMWB:

--------------------------------------------------------------------------------
If you make your first withdrawal       10% of RBB   10% of RBB    5% of RBB
AFTER the 3rd anniversary after
you purchase GMWB:
--------------------------------------------------------------------------------

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, not including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     o To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     o To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

-------------------- ------------------------------------------------------- ---------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
-------------------- ------------------------------------------------------- ---------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE             RBB               AWB (5%)
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
VALUES AS OF
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
INITIAL GMWB
PURCHASE              $106,000          $100,000              $5,000          $106,000         $100,000             $5,000
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $121,900          $100,000              $5,000          $90,100          $100,000             $5,000
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
PARTIAL WITHDRAWAL       N/A            (100,000           (5,000 X (1-         N/A            (100,000             (5,000
REDUCTION                          X 10,000/121,900)=    90,000/100,000)=                 X 10,000/90,100)=    X(1-88,901/100,000)=
                                         8,203                  500                            $11,099               $555
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
GREATER OR PWR OR                       $10,000                                                $11,099
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>8,203)                                        (11,099>10,000)
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
CHANGE IN VALUE        $10,000          $10,000                $500           $10,000          $11,099               $555
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000          $10,000                $500           $10,000          $11,099               $555
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
VALUE IMMEDIATELY     $111,900          $90,000               $4,500          $80,100          $88,901              $4,445
AFTER WITHDRAWAL
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------

WITHDRAWAL EXAMPLE FOR GMWB I

-------------------- ------------------------------------------------------- ---------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
-------------------- ------------------------------------------------------- ---------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE             RBB               AWB (5%)
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
VALUES AS OF
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
INITIAL GMWB
PURCHASE              $106,000          $100,000              $5,000          $106,000         $100,000             $5,000
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $121,900          $100,000              $5,000          $90,100          $100,000             $5,000
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
IMMEDIATELY AFTER     $111,900           91,797               $4,590          $80,100          $88,901              $4,445
WITHDRAWAL
                                  [100,000 - (100,000     [5,000 - (5,000                [100,000 - (100,000       [5,000 X
                                   x10,000/121,900)]     x91,797/100,00)]                  x10,000/90,100)]    (88,901/100,000)]
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000           $8,203                $410           $10,000          $11,099               $555
-------------------- ------------ --------------------- -------------------- ----------- --------------------- -----------------

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     o Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          o    a qualified retirement plan (Code Section 401),

          o    a tax-sheltered annuity (Code Section 403(b)),

          o    an individual retirement account (Code Sections 408(a)),

          o    an individual retirement annuity (Code Section 408(b)), or

          o    a qualified deferred compensation plan (Code Section 457).

         Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     o Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     o Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     o Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

     o YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

     o ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value, minus any Purchase Payment Credits received 12 months before the date you reset. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II or GMWB III.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. We also reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding

Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted on an annual basis from amounts held in each Variable Funding Option. The current charge for each rider is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


-------------------------- ---------------- ----------------- ------------------
                                GMWB I           GMWB II           GMWB III
-------------------------- ---------------- ----------------- ------------------
 Current Annual Charge           0.40%            0.50%             0.25%
-------------------------- ---------------- ----------------- ------------------
 Maximum Annual Charge           1.00%            1.00%              N/A
 After a Reset
-------------------------- ---------------- ----------------- ------------------

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

-------------------------- -------------------------------- ------------------------------- -------------------------------
                                       GMWB I                          GMWB II                         GMWB III
-------------------------- -------------------------------- ------------------------------- -------------------------------
AWB                         5% of RBB if first withdrawal   5% of RBB if first withdrawal             5% of RBB
                               before 3rd anniversary           before 3rd anniversary
                           10% of RBB if first withdrawal        10% of RBB if first
                                after 3rd anniversary            withdrawal after 3rd
                                                                     anniversary
-------------------------- -------------------------------- ------------------------------- -------------------------------
ANNUAL CHARGE                           0.40%                           0.50%                           0.25%
-------------------------- -------------------------------- ------------------------------- -------------------------------
RESET                                    Yes                             Yes                              No
-------------------------- -------------------------------- ------------------------------- -------------------------------
CAN I CANCEL MY GMWB?                    No                       Yes, after the 5th              Yes, after the 5th
                                                             anniversary of GMWB purchase    anniversary of GMWB purchase
-------------------------- -------------------------------- ------------------------------- -------------------------------
INVESTMENT RESTRICTIONS                  No                              Yes                             Yes
-------------------------- -------------------------------- ------------------------------- -------------------------------
WAIVER OF RECALCULATION                  No                              Yes                             Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS
-------------------------- -------------------------------- ------------------------------- -------------------------------


In the "Transfers" section, the subsection entitled "Market Timing/Excessive Trading" is deleted and replaced with the following:

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

               o    the dollar amount you request to transfer;

               o the number of transfers you made within the previous three months;

               o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

               o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

               o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

               o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, may not be able to prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of a Underlying Fund because of the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

                                     PART C

                                OTHER INFORMATION
                                -----------------

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)    All financial statements will be filed by amendment.


(b)    EXHIBITS

     EXHIBIT
      NUMBER      DESCRIPTION
     --------     -----------

        1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed May 23, 1997.)

        2.        Not Applicable.

      3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

      3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

      4(a). Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101778, filed April 17, 2003.)

      4(b). Form of Guaranteed Minimum Withdrawal Rider. (Incorporated herein by reference to Exhibit 4 to to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-101778, filed November 19, 2004.)

        5. Form of Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101778 filed April 17, 2003.)

      6.(a) Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1998.)

      6.(b) By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(a)(ii) to Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

        7. Form of Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

        8. Form of Participation Agreement. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

        9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, filed December 11, 2002.)

       10. Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

       11.        Not Applicable.

       12.        Not Applicable.

       15.        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, filed December 11, 2002.)

                  Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William P. Krivoshik. Filed herewith.

                  Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Edward W. Cassidy. Filed herewith.


ITEM 25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL         POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH INSURANCE COMPANY
----------------           ----------------------

George C. Kokulis          Director, Chairman, President and
                           Chief Executive Officer

Glenn D. Lammey            Director, Senior Executive Vice President,
                           Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston        Director and Executive Vice President

Edward W. Cassidy          Director and Executive Vice President

Brendan M. Lynch           Executive Vice President

David P. Marks             Executive Vice President and Chief Investment Officer

Winnifred Grimaldi         Senior Vice President

Marla Berman Lewitus       Director, Senior Vice President and General Counsel

William P. Krivoshik       Director, Senior Vice President and
                           Chief Information Officer

David A. Golino            Vice President and Controller

Donald R. Munson, Jr.      Vice President

Mark Remington             Vice President

Tim W. Still               Vice President

Bennett Kleinberg          Vice President

Dawn Fredette              Vice President

George E. Eknaian          Vice President and Chief Actuary

Linn K. Richardson         Second Vice President and Actuary

Paul Weissman              Second Vice President and Actuary

Ernest J.Wright            Vice President and Secretary

PRINCIPAL BUSINESS ADDRESS:

      The Travelers Insurance Company
      One Cityplace
      Hartford, CT  06103-3415


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 27.      NUMBER OF CONTRACT OWNERS

As of November 30, 2004, 3,900 Contract Owners held qualified and non-qualified contracts offered by the Registrant.

ITEM 28.      INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.      PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The

Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, TLAC Variable Annuity Separate Account 2002, and The Travelers Separate Account QPN for Variable Annuities.

(b)   NAME AND PRINCIPAL           POSITIONS AND OFFICES
      BUSINESS ADDRESS             WITH UNDERWRITER
      ----------------             ----------------

      Kathleen L. Preston          Board of Manager

      Glenn D. Lammey              Board of Manager

      William F. Scully III        Board of Manager

      Donald R. Munson, Jr.        Board of Manager, President, Chief Executive
                                   Officer and Chief Operating Officer

      Tim W. Still                 Vice President

      Anthony Cocolla              Vice President

      John M. Laverty              Treasurer and Chief Financial Officer

      Stephen E. Abbey             Chief Compliance Officer

      Alison K. George             Director and Chief Advertising
                                   Compliance Officer

      Stephen T. Mullin            Chief Compliance Officer

      Ernest J. Wright             Secretary

      Kathleen A. McGah            Assistant Secretary

      William D. Wilcox            Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415

(c)    Not Applicable

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS

(1)   The Travelers Insurance Company
      One Cityplace
      Hartford, Connecticut  06103-3415

ITEM 31.      MANAGEMENT SERVICES

Not Applicable.

ITEM 32.      UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.



                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 14th day of January, 2005.


               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                                  (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)



                                 By: *GLENN D. LAMMEY
                                     -------------------------------------------
                                     Glenn D. Lammey, Chief Financial Officer,
                                     Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of January 2005.


*GEORGE C. KOKULIS                       Director, President and Chief Executive
---------------------------------        Officer (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                         Director, Chief Financial Officer,
---------------------------------        Chief Accounting Officer (Principal
(Glenn D. Lammey)                        Financial Officer)

*MARLA BERMAN LEWITUS                    Director, Senior Vice President and
---------------------------------        General Counsel
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON                     Director and Executive Vice President
---------------------------------
(Kathleen L. Preston)

*EDWARD W. CASSIDY                       Director and Executive Vice President
---------------------------------
(Edward W. Cassidy)

*WILLIAM P. KRIVOSHIK                    Director, Senior Vice President and
---------------------------------        Chief Information Officer
(William P. Krivoshik)



*By: /s/ ERNEST J. WRIGHT, ATTORNEY IN FACT

                                  EXHIBIT INDEX

  EXHIBIT NO.    DESCRIPTION
  -----------    -----------

      15. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William Krivoshik.

                 Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Edward W. Cassidy.